                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934





          Date of Report (Date of earliest event reported) May 10, 2001



                        INTEGRATED SECURITY SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)




         DELAWARE                        1-11900                75-2422983
(State or other jurisdiction     (Commission File Number)    (I.R.S. Employer
   of incorporation)                                        Identification No.)


8200 SPRINGWOOD DRIVE, SUITE 230, IRVING, TX                      75063
  (Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code             (972) 444-8280



         (Former name or former address, if changed since last report.)


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ITEM 5. OTHER EVENTS.

On May 11, 2001, Integrated Security Systems, Inc. (the "Company") issued a press release announcing the Company's earnings results for the third quarter of 2001. This press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

On May 11, 2001, the Company also issued a press release announcing the results of the Company's annual meeting of stockholders, which was concluded on May 10, 2001. This press release is filed as Exhibit 99.2 hereto and is incorporated herein by reference.

FITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

99.1 Press release of Integrated Security Systems, Inc. announcing its earnings results for the third quarter of 2001, dated May 11, 2001.

99.2 Press release of Integrated Security Systems, Inc. announcing the results of its annual meeting of stockholders, dated May 11, 2001.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              INTEGRATED SECURITY SYSTEMS, INC.
                                              ---------------------------------
                                              (Registrant)



May 11, 2001                                  /s/ C. A. RUNDELL, JR.
------------------                            ---------------------------------
(Date)                                        C. A. Rundell, Jr.
                                              Chairman and CEO



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                                  EXHIBIT INDEX



EXHIBIT
NUMBER            DESCRIPTION
-------           -----------
 99.1             Press release of Integrated Security Systems, Inc. announcing its earnings results for the third quarter of 2001, dated May
                  11, 2001.

 99.2 Press release of Integrated Security Systems, Inc. announcing the results of its annual meeting of stockholders, dated May
                  11, 2001.



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